Exhibit 99.1

News Release

Media Contacts for TI:		Investor Relations Contacts for TI:
Chris Rongone	214-480-6868	Ron Slaymaker	214-480-6388
c-rongone@ti.com		rslaymaker@ti.com
Kim Morgan	214-480-6127	Dave Pahl	214-480-4629
kim-morgan@ti.com		dpahl@ti.com

Media Contacts for National:		Investor Relations Contacts for National:
Lee Ann Schlatter	408-721-7680	Lewis Chew	408-721-2436
LeeAnn.Schlatter@nsc.com		Lewis.Chew@nsc.com
Lucy Neugart	415-618-8750	Mark Veeh	408-721-5007
lneugart@sardverb.com		Mark.Veeh@nsc.com
David Isaacs	415-618-8750
disaacs@sardverb.com

TI to acquire National Semiconductor

Complementary portfolios are foundation for growth

Conference call on TI and National websites at 4:30 p.m. CDT / 2:30 p.m. PDT today

www.ti.com/ir and www.national.com/invest

DALLAS, TEXAS and SANTA CLARA, CALIF. — Texas Instruments Incorporated (TI) (NYSE: TXN) and National Semiconductor (NYSE: NSM) today announced they have signed a definitive agreement under which TI will acquire National for $25 per share in an all-cash transaction of about $6.5 billion.  The acquisition combines two industry leaders in analog semiconductors, each with unique strengths in delivering products to improve performance and efficiency and convert real-world signals in electronic systems.  The boards of directors of both companies have unanimously approved the transaction.

“This acquisition is about strength and growth,” said Rich Templeton, TI’s chairman, president and chief executive officer.  “National has an excellent development team, and its products combined with our own can offer customers an analog portfolio of unmatched depth and breadth.  In recent years, National’s management team has done an outstanding job of improving margins and streamlining expenses, which upon close will increase TI’s profitability and earnings per share, excluding transaction costs.  Our ability to accelerate National’s growth with our much larger sales force is the foundation of our belief that we can produce strong returns on our investment.  The combined sales team will be 10 times larger than National’s is today, and the portfolio will be exposed to more customers in more markets.”

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“Our two companies complement each other very well,” said Don Macleod, National’s chief executive officer.  “TI has much greater scale in the marketplace, with its larger portfolio of products and its large global sales force.  This provides a platform to enhance National’s strong and highly profitable analog capability, power management in particular, leading to meaningful growth.”

Each company has unique strengths.  Among them are the breadth of TI’s 30,000 analog products, extensive customer reach, and industry-leading manufacturing including the world’s first 300-millimeter analog factory.  National brings a portfolio of 12,000 analog products, a strong position with customers in the industrial power market, and excellent customer design tools.  Upon close of the transaction, National becomes part of TI’s analog segment, and sales of analog semiconductors will represent almost 50 percent of TI’s revenue.

The combined company also will benefit from National’s manufacturing operations, located in Maine, Scotland and Malaysia, which TI will continue to operate.  Each site has additional capacity to increase production.  National’s headquarters will remain in Santa Clara, California.

Under terms of the agreement, National stockholders will receive $25 in cash for each share of National common stock they hold at the time of closing.  TI expects to fund the transaction with a combination of existing cash balances and debt.  The acquisition is subject to customary closing conditions, including review by U.S. and international regulators and approval by National’s shareholders.  The transaction is expected to close in six to nine months.

The market for analog semiconductors was $42 billion in 2010.  TI is the market leader with 2010 analog revenue of $6.0 billion, or 14 percent of the market.  National’s revenue in calendar year 2010 was about $1.6 billion, or 3 percent of the market.

For more information, see www.ti.com/acquire or www.national.com.

Investor webcast

Today at 5:30 p.m. EDT / 4:30 p.m. CDT / 2:30 p.m. PDT, TI and National will hold a live audio webcast for financial analysts and stockholders to discuss the agreement to acquire National.

The webcast will be hosted by the CEOs of each company, Rich Templeton and Don Macleod, and is accessible at www.ti.com/ir and www.national.com/invest.

About TI

Texas Instruments semiconductor innovations help 80,000 customers unlock the possibilities of the world as it could be — smarter, safer, greener, healthier and more fun.  Our commitment to building a better future is ingrained in everything we do — from the responsible manufacturing of our semiconductors, to caring for our employees, to giving back inside our communities.  This is just the beginning of our story.  Learn more at www.ti.com.

About National

National Semiconductor is a leader in power management technology.  Known for its easy-to-use analog integrated circuits and world-class supply chain, National’s high-performance analog products enable its customers’ systems to be more energy efficient.  Headquartered in Santa Clara, Calif., National reported sales of $1.42 billion for fiscal 2010.  Additional information is available at www.national.com.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally can be identified by phrases such as TI, National or management of either company “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.  Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements.  It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of TI or National stock.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to:  the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals at all or in a timely manner; the ability of TI to successfully integrate National’s operations, product lines and technology and realize additional opportunities for growth; the ability of TI to realize synergies in terms of growth and cost savings; and the other risks and important factors contained and identified in TI’s most recent Annual Report on Form 10-K or National’s most recent Quarterly Report on Form 10-Q, and other SEC filings of the companies, that could cause actual results to differ materially from the forward-looking statements.

The forward-looking statements included in this release are made only as of the date of this release.  Neither TI nor National undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

National intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with TI.  The definitive proxy statement will be sent or given to the stockholders of National and will contain important information about the proposed merger and related matters.  SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE.  The proxy statement and other relevant materials (when they become available), and any other documents filed by National with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov.  In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by mail at National Semiconductor Corporation,  Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by telephone at (408) 721-5007.

Participants in the Solicitation

National and TI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from National stockholders in connection with the proposed merger.  Information about TI’s directors and executive officers is set forth in TI’s proxy statement for its 2011 Annual Meeting of Stockholders filed with the SEC on March 7, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 25, 2011.  These documents are available free of charge at the SEC’s web site at www.sec.gov, and by mail at Texas Instruments Incorporated, P.O. Box 660199, MS 8657, Dallas, TX 75266-0199, Attention: Investor Relations, or by going to TI’s Investor Relations page on its corporate web site at www.ti.com.  Information about National’s directors and executive officers is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 11, 2010.  This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation,  Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that National intends to file with the SEC.

TXN-C